UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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COCA-COLA CONSOLIDATED, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 14, 2019. COCA-COLA CONSOLIDATED, INC. COCA-COLA CONSOLIDATED, INC. 4100 COCA-COLA PLAZA CHARLOTTE, NC 28211-3481 E59310-P17212 Meeting Information Meeting Type: Annual Meeting For holders as of: March 18, 2019 Date: May 14, 2019 Time: 9:00 a.m., EDT Location: Corporate Center 4100 Coca-Cola Plaza Charlotte, NC 28211 For directions please call: (704) 557-4400 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice of Annual Meeting and Proxy Statement 2. 2018 Annual Report to Stockholders How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: At the meeting, you will need to request a ballot to vote these shares. Please bring this notice, or other evidence of stock ownership as of the record date, and a suitable form of personal photo identification for admission to the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Phone or Mail: You can vote by phone or mail by requesting a paper copy of the materials, which will include a proxy card. E59311-P17212

Voting Items Coke Consolidated’s Board of Directors recommends you vote FOR ALL of the following nominees: 1. Election of Directors Nominees: 01) J. Frank Harrison, III 08) David M. Katz 02) Sharon A. Decker 09) Jennifer K. Mann 03) Morgan H. Everett 10) James H. Morgan 04) Henry W. Flint 11) John W. Murrey, III 05) James R. Helvey, III 12) Sue Anne H. Wells 06) William H. Jones 13) Dennis A. Wicker 07) Umesh M. Kasbekar 14) Richard T. Williams Coke Consolidated’s Board of Directors recommends you vote FOR proposal 2: 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2019. Coke Consolidated’s Board of Directors recommends you vote AGAINST proposal 3: 3. Stockholder proposal to develop a recapitalization plan. NOTE: In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. EACH OF PROPOSALS 1 AND 2 HAS BEEN PROPOSED BY COCA-COLA CONSOLIDATED, INC. E59312-P17212

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